UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 23, 2013

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave.
P.O. Box 9146	00908-0146
San Juan, Puerto Rico
(Address of Principal Executive Offices)	(Zip Code)

 (787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment is being filed to correct a typographical error in slide 15, included in the original Form 8-K filed on October 23, 2013.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated October 23, 2013 - First BanCorp Announces Earnings for the Quarter Ended September 30, 2013[1]

99.2	First BanCorp Conference Call Presentation – Financial Results for the Third Quarter Ended September 30, 2013

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

1 Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 24, 2013	First BanCorp.

		By:	/s/ Orlando Berges
		Name:	Orlando Berges
		Title:	EVP and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated October 23, 2013 - First BanCorp Announces Earnings for the Quarter Ended September 30, 2013[2]

99.2	First BanCorp Conference Call Presentation – Financial Results for the Third Quarter Ended September 30, 2013

2 Previously filed.